UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2012

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01       Entry Into Material Definitive Agreement.

A.           Tender Offers and Consent Solicitations

Cenveo Corporation, a wholly-owned subsidiary of Cenveo, Inc. (the “Company”), as part of its previously announced tender offers and consent solicitations (the “Offers”) for its outstanding 8⅜% Senior Subordinated Notes due 2014 (the “8⅜% Notes”) and 10½% Senior Notes due 2016 (the “10½% Notes”), has purchased approximately $23,202,000 million aggregate principal amount of its outstanding 8⅜% Notes (approximately 99.92%) and $165,000,000 million aggregate principal amount of its outstanding 10½% Notes (approximately 96.02%) with a portion of the net proceeds from the sale of the 11½% Notes (as defined below) and 7.00% Notes (as defined below).  In connection with the Offers, on March 28, 2012, the Company entered into two supplemental indentures as described below.

(1)           Twelfth Supplemental Indenture

In connection with the Offers, on March 28, 2012, Cenveo Corporation entered into a twelfth supplemental indenture (the “Twelfth Supplemental Indenture”), among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Company, the other guarantors named therein and U.S. Bank National Association (successor trustee to Wachovia Bank, National Association), as trustee, amending the base indenture, dated as of June 15, 2004, as supplemented by the First Supplemental Indenture, dated as of March 1, 2005, the Second Supplemental Indenture, dated as of May 19, 2006, the Third Supplemental Indenture, dated as of March 7, 2007, the Fourth Supplemental Indenture, dated as of July 9, 2007, the Fifth Supplemental Indenture, dated as of August 30, 2007, the Sixth Supplemental Indenture, dated as of November 7, 2007, the Seventh Supplemental Indenture, dated as of April 16, 2008, the Eighth Supplemental Indenture, dated as of August 20, 2008, the Ninth Supplemental Indenture, dated as of October 15, 2009, the Tenth Supplemental Indenture, dated as of December 21, 2010, and the Eleventh Supplemental Indenture, dated as of March 2, 2011.  The Twelfth Supplemental Indenture eliminated substantially all of the restrictive covenants as well as certain events of default and related provisions in the indenture governing the 8⅜% Notes.  A copy of the Twelfth Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

(2)           Fifth Supplemental Indenture

In addition, in connection with the Offers, on March 28, 2012, Cenveo Corporation entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”), among Cenveo Corporation, the Company, the other guarantors named therein, and U.S. Bank National Association, as trustee, amending the base indenture, dated as of June 13, 2008, as supplemented by the First Supplemental Indenture, dated as of August 20, 2008, the Second Supplemental Indenture, dated as of October 15, 2009, the Third Supplemental Indenture, dated as of December 21, 2010, and the Fourth Supplemental Indenture, dated as of March 2, 2011.  The Fifth Supplemental Indenture eliminated substantially all of the restrictive covenants as well as certain events of default and related provisions in the indenture governing the 10½% Notes.  A copy of the Fifth Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

B.           Notes Offerings

On March 28, 2012, Cenveo Corporation completed the issuance and sale of $225 million aggregate principal amount of 11½% Senior Notes due 2017 (the “11½% Notes”) and $86.25 million aggregate principal amount of 7.00% Senior Exchangeable Notes due 2017 (the “7.00% Notes”) in previously announced private offerings pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

A.           11½% Notes Indenture

The 11½% Notes were issued pursuant to an Indenture, dated as of March 28, 2012 (the “11½% Notes Indenture”), by and among Cenveo Corporation, the Company, the other guarantors named therein and U.S. Bank National Association, as trustee.  The 11½% Notes will mature on May 15, 2017.  The interest on the 11½% Notes is payable semi-annually on May 15 and November 15 of each year, commencing May 15, 2012.  The 11½% Notes and the guarantees are Cenveo Corporation’s and the guarantors’ unsecured senior obligations and the 11½% Notes are unconditionally guaranteed on a senior unsecured basis by the Company and substantially all of the Company’s North American subsidiaries.  Copies of the 11½% Notes Indenture and guarantee are filed as Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

B.           7.00% Notes Indenture

The 7.00% Notes were issued pursuant to an Indenture, dated as of March 28, 2012 (the “7.00% Notes Indenture”), by and among Cenveo Corporation, the Company, the other guarantors named therein and U.S. Bank National Association, as trustee.  The 7.00% Notes will mature on May 15, 2017, unless earlier repurchased by Cenveo Corporation or exchanged.  The interest on the 7.00% Notes is payable semi-annually on May 15 and November 15 of each year, commencing November 15, 2012.  The 7.00% Notes and the guarantees are Cenveo Corporation’s and the guarantors’ unsecured senior obligations and the 7.00% Notes are unconditionally guaranteed on a senior unsecured basis by the Company and substantially all of the Company’s North American subsidiaries.

The 7.00% Notes are exchangeable for shares of the Company’s common stock at an exchange rate of 241.5167 shares per $1,000 principal amount of 7.00% Notes, which is equal to an exchange price of approximately $4.14 per share.  This represents a premium of 22.5% above the last reported sale price of the Company’s common stock on the NYSE on Thursday, March 22, 2012 (which was $3.38 per share).  The exchange rate and exchange price are subject to adjustment in certain specified circumstances.  Copies of the 7.00% Notes Indenture and guarantee are filed as Exhibit 4.5 and Exhibit 4.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

C.           Registration Rights Agreement

In addition, on March 28, 2012, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) among the Company, Cenveo Corporation, the other guarantors named therein and the initial purchasers named therein.  Pursuant to the Registration Rights Agreement, each of Cenveo Corporation and the guarantors of the 11½% Notes have agreed to use commercially reasonable efforts to consummate the exchange offer and if required, to have a shelf registration statement declared effective with respect to the resale of the 11½% Notes.  A copy of the Registration Rights Agreement is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary descriptions of the Twelfth Supplemental Indenture, Fifth Supplemental Indenture, 11½% Notes Indenture, 7.00% Notes Indenture and Registration Rights Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Twelfth Supplemental Indenture, Fifth Supplemental Indenture, 11½% Notes Indenture, 7.00% Notes Indenture and Registration Rights Agreement, respectively.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-BalanceSheet Arrangement of a Registrant.

The information set forth under the captions “11½% Notes Indenture” and “7.00% Notes Indenture” in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.03       Material Modification to Rights of Security Holders.

The information set forth under the captions “Twelfth Supplemental Indenture” and “Fifth Supplemental Indenture” in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number                   Description

4.1
Twelfth Supplemental Indenture, dated as of March 28, 2012, by and among Cenveo Corporation (as successor to Cadmus Communications Corporation), the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee, to the indenture dated as of June 15, 2004, relating to the 8⅜% Notes.

4.2
Fifth Supplemental Indenture, dated as of March 28, 2012, by and among Cenveo Corporation, the guarantors named therein and U.S. Bank National Association, as Trustee, to the indenture dated as of June 13, 2008, relating to the 10½% Notes.

4.3	Indenture, dated as of March 28, 2012, by and among the Company, Cenveo Corporation, the other guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 11½% Notes.
4.4	Form of Guarantee issued by the Company and the other guarantors named therein relating to the 11½% Notes (included in Exhibit 4.3).
4.5	Indenture, dated as of March 28, 2012, by and among the Company, Cenveo Corporation, the other guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 7.00% Notes.
4.6	Form of Guarantee issued by the Company and the other guarantors named therein relating to the 7.00% Notes (included in Exhibit 4.5).
4.7
Registration Rights Agreement, dated as of March 28, 2012, among the Company, Cenveo Corporation, the other guarantors named therein and the initial purchasers named therein relating to the 11½% Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2012

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Mark S. Hiltwein
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                   Description

4.1
Twelfth Supplemental Indenture, dated as of March 28, 2012, by and among Cenveo Corporation (as successor to Cadmus Communications Corporation), the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee, to the indenture dated as of June 15, 2004, relating to the 8⅜% Notes.

4.2
Fifth Supplemental Indenture, dated as of March 28, 2012, by and among Cenveo Corporation, the guarantors named therein and U.S. Bank National Association, as Trustee, to the indenture dated as of June 13, 2008, relating to the 10½% Notes.

4.3	Indenture, dated as of March 28, 2012, by and among the Company, Cenveo Corporation, the other guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 11½% Notes.
4.4	Form of Guarantee issued by the Company and the other guarantors named therein relating to the 11½% Notes (included in Exhibit 4.3).
4.5	Indenture, dated as of March 28, 2012, by and among the Company, Cenveo Corporation, the other guarantors named therein and U.S. Bank National Association, as Trustee, relating to the 7.00% Notes.
4.6	Form of Guarantee issued by the Company and the other guarantors named therein relating to the 7.00% Notes (included in Exhibit 4.5).
4.7
Registration Rights Agreement, dated as of March 28, 2012, among the Company, Cenveo Corporation, the other guarantors named therein and the initial purchasers named therein relating to the 11½% Notes.